EXHIBIT 10(uu)


SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
----------------------------------------x
BANKERS TRUST COMPANY, as Trustee           :
for the General Motors Hourly-Rate
Employees Pension Trust, and as             :
Trustee for the General Motors
Retirement Program for Salaried             :
Employes Trust,
                                            :        Index No. _______
                                   Plaintiff,
                                            :
                  - against -
                                            :
VISTA PROPERTIES, a California                       AFFIDAVIT OF
limited partnership, NORLANDER              :        MARK A. ALBERTSON
CONTRACTING CORPORATION, ACTION                      IN SUPPORT OF
GLASS CO., INC., NEW YORK CITY              :        APPLICATION FOR
ENVIRONMENTAL CONTROL BOARD, THE                     APPOINTMENT OF A
PEOPLE OF THE STATE OF NEW YORK,            :        RECEIVER
THE CITY OF NEW YORK, "JOHN DOE"
NOS. ONE TO ONE HUNDRED, "JOHN DOE          :
CORPORATION" NOS. ONE TO ONE
HUNDRED, AND "JOHN DOE COMPANY"             :
NOS. ONE TO ONE HUNDRED,
                                            :
                                   Defendants.
                                            :
The Names of the "John Doe"
Defendants Being Fictitious and             :
Unknown to Plaintiff, the Persons
and Entities Intended Being Those           :
Who May Be in Possession of, or May
Have Rights, Possessory Liens or            :
Other Interests in the Premises
Herein Described.                           :
----------------------------------------x


COMMONWEALTH OF MASSACHUSETTS     )
                                  ) ss.:
COUNTY OF SUFFOLK                 )


                  MARK A. ALBERTSON, being duly sworn, deposes and says:

                  1. I am a Director of Aldrich, Eastman & Waltch, L.P., the attorney-in-fact for plaintiff, Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust, and as Trustee for the General Motors Retirement Program for Salaried Employes Trust ("Plaintiff"), and I am personally familiar with the subject matter of this action. I respectfully submit this affidavit in support of Plaintiff's application for the appointment of a receiver of the Mortgaged Property (hereinafter described) during the pendency of this foreclosure action. As set forth more fully below, the Mortgage (as hereinafter defined) that Plaintiff seeks to foreclose provides, in relevant part, that, upon the occurrence of an Event of Default under the Mortgage, the mortgagee will be entitled to "receive and collect the rent" under any and all leases of space in the Mortgaged Property, and will be entitled to the appointment of a receiver for such purpose; the Mortgage further provides that, "after the happening of any Event of Default and the acceleration of the maturity of the Indebtedness, immediately upon the commencement of any action or proceeding by the Mortgagee to foreclose this Mortgage, the Mortgagor shall, if requested by the Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof or any business or businesses conducted thereon and of all the earnings, revenues, rents, issues, profits and income thereof".

                  2. Plaintiff is a New York banking corporation having an office at 280 Park Avenue, New York, New York 10017, and, in its capacity as Trustee for the General Motors Hourly-Rate Employees Pension Trust and for the General Motors Retirement Program for Salaried Employees Trust (and not in its individual capacity), is the owner of the Mortgage and the mortgage note secured thereby.

                  3. Plaintiff commenced this action to foreclose a certain Purchase Money Wraparound Mortgage, dated as of January 4, 1984, made by defendant Vista Properties ("Vista") to Plaintiff (the "Mortgage"), encumbering certain mortgage property consisting of, among other things, the ground lease covering certain land located at 250 Park Avenue, New York, New York (Tax Map
Section 5, Block 1282, Lot 34), and certain improvements and other property, all as more particularly described in Exhibit A annexed hereto (the "Mortgaged Property"). The Mortgage was given by defendant Vista as collateral security for a loan made to it by Plaintiff (the "Mortgage Loan").

The Note and the Mortgage

                  4. The data with respect to the Mortgage and the note secured thereby is set forth with particularity in the verified complaint herein. Copies of the summons, the verified complaint and the notice of pendency filed in connection with this action are annexed hereto as Exhibit B. Vista's indebtedness to Plaintiff in respect of the Mortgage Loan is evidenced by a certain Purchase Money Mortgage Note, dated January 4, 1984, in the original principal amount of $90,160,000 (the "Note"). A true and complete copy of the Note is annexed hereto as Exhibit C.

                  5. In order to secure payment of the indebtedness evidenced by the Note, Vista executed, acknowledged and delivered to Plaintiff the Mortgage, a copy of which is annexed hereto as Exhibit D, wherein and whereby Vista, as mortgagor, mortgaged to Plaintiff, as mortgagee, the Mortgaged Property. The Mortgage was duly recorded.

                  6.  Plaintiff  is the  owner  of the  Note  and the  Mortgage.
Pursuant to a Power of Attorney dated as of August 2, 1996, a copy of which is annexed hereto as Exhibit E, Plaintiff appointed Aldrich, Eastman & Waltch, L.P. as its attorney-in-fact to act on its behalf in connection with all matters relating to the administration and enforcement of the Mortgage Loan, including, without limitation, foreclosure of the Mortgage.

                  7. The Mortgage constitutes a mortgage lien on, and security interest in, the Mortgaged Property, and a collateral assignment to Plaintiff of all leases, subleases, tenancies, sub tenancies and other agreements affecting the use or occupancy of the Mortgaged Property, including, without limitation, cash or securities deposited under such leases, subleases, tenancies, sub tenancies and other agreements to secure performance by the tenants thereunder.

Event of Default; Acceleration

                  8. Vista has defaulted under the Mortgage by failing to pay in full the interest and additional interest on the Note due and payable on October 1, 1996, and has failed to cure such default prior to the expiration of the applicable ten (10) day grace period following written notice of such default given to Vista by Plaintiff in the manner prescribed by the Mortgage.

                  9. The occurrence of the aforesaid payment default and the continuation of such default beyond the applicable ten-day grace period constituted and constitutes an Event of Default (as defined in the Mortgage) under the Mortgage. Plaintiff notified Vista, in the manner prescribed by the Mortgage, that such Event of Default had occurred and was continuing and, based thereon, Plaintiff declared the entire principal of the Note then outstanding and all accrued and unpaid interest, additional interest and other charges due thereon and all other indebtedness due thereunder to be due and payable immediately, and demanded immediate payment of all of such sums.

Appointment of Receiver

                  10. The Mortgage provides that, upon the occurrence of an Event of Default under the Mortgage, the mortgagee (Plaintiff) will be entitled to "receive and collect the rent" under any and all leases of space in the Improvements. Moreover, Section 16(a)(iii) of the Mortgage provides that, if any Event of Default under the Mortgage shall occur and be continuing, the mortgagee will be entitled to "use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by . . . receivers".

                  11. Section 16(d) of the Mortgage provides that "after the happening of any Event of Default and the acceleration of the maturity of the Indebtedness, immediately upon the commencement of any action or proceeding by the Mortgagee to foreclose this Mortgage, the Mortgagor shall, if requested by the Mortgagee, consent to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof or any business conducted thereon and of all the earnings, revenues, rents, issues, profits and income thereof". Vista has, therefore, pursuant to the terms of the Mortgage and Real Property Law
Section 254(10), waived notice of this application and has consented to the appointment of a receiver. No other defendant is entitled to notice of this application.

                  12. There is now due and payable to Plaintiff the principal sum of $90,160,000.00, accrued and unpaid interest through September 30, 1996 in the sum of $104,881,948.96, together with interest accrued thereafter and all other indebtedness due under the Note, no part of which has been paid by Vista or anyone claiming under Vista, although duly demanded.

                  13. The Mortgaged Property is highly complicated and management-intensive, involving a high-rise building containing over 460,000 square feet of rentable area leased to thirty office and retail tenants. Additional complexity arises from the age of the building (constructed in 1923), the large number of tenant "rollovers" occurring in 1997-98 and the involvement of a ground lease and senior mortgage affecting the Mortgaged Property.

                  14. Upon information and belief, the aggregate amount of gross rent payable under the occupancy leases currently in effect with respect to space in the Mortgaged Property (collectively, the "Space Leases") is approximately $19,800,000.00 per year ($1,650,000.00 per month).

                  15. It is essential that a receiver be appointed to preserve the collateral by collecting the rents payable pursuant to the Space Leases and ensuring that such rents are applied to pay the substantial operating expenses of the Mortgaged Property (including, without limitation, ground lease rental, real estate taxes and the costs of providing essential services to the tenants under the Space Leases).

                  16. It is also essential that the appointed receiver have the authority to retain a managing agent with the capacity, wherewithal and experience to manage an office building of this size and type, subject to compensation being paid to such managing agent out of the collections received from the Mortgaged Property.

                  17. Upon information and belief, several rental spaces within the Mortgaged Property are or are about to become vacant and not under lease, and therefore a receiver is also necessary to market such rental spaces and negotiate and enter into leases which will generate rents.

                  18. No previous application for the relief requested herein has been made to this or to any other Court or to any Justice thereof.

                  WHEREFORE, it is respectfully requested that this Court enter an Order appointing a receiver of the Mortgaged Property, and of the earnings, revenues, rents, issues, profits and income thereof, during the pendency of this foreclosure action, and that such receiver be vested with all of the usual powers and duties of receivers in cases such as this foreclosure action.

                                                     /s/ Mark A. Albertson
                                                     ---------------------
                                                     MARK A. ALBERTSON

Sworn to before me this
29th day of October, 1996

/s/
Notary Public

                                                                  EXHIBIT 10(vv)


SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
-------------------------------------x
BANKERS TRUST COMPANY, as Trustee
for the General Motors Hourly-Rate
Employees Pension Trust, and as
Trustee for the General Motors
Retirement Program for Salaried
 Employes Trust,

                                    Plaintiff,      Index No. 96/_____

                  - against -                       Plaintiff designates
                                                    New York County as the
VISTA  PROPERTIES,  a  California                   place of trial. The
limited partnership, NORLANDER                      basis of the venue is
CONTRACTING CORPORATION, ACTION                     the location of the real
GLASS CO., INC., NEW YORK CITY                      property which is the
ENVIRONMENTAL CONTROL BOARD,                        subject of this action
THE PEOPLE OF THE STATE OF NEW                      to foreclose a mortgage.
YORK, THE CITY OF NEW YORK and
"JOHN DOE" NOS. ONE TO ONE HUNDRED,
"JOHN DOE CORPORATION" NOS. ONE
TO ONE HUNDRED, AND "JOHN DOE
COMPANY" NOS. ONE TO ONE HUNDRED,                   SUMMONS

                                    Defendants.

The Names of the "John Doe"
Defendants Being Fictitious and
Unknown to Plaintiff, the Persons
and Entities Intended Being Those                   Plaintiff's place of
Who May Be in Possession of, or May                 business is
Have Rights, Possessory Liens or                    280 Park Avenue
Other Interests in the Premises                     New York, New York
Herein Described.
-------------------------------------x


TO THE ABOVE-NAMED DEFENDANTS:

                  YOU ARE HEREBY SUMMONED to answer the verified complaint in this action and to serve a copy of your answer, or, if the verified complaint is not served with this summons, to serve a notice of appearance, on the plaintiff's attorneys within twenty (20) days after the service of this summons, exclusive of the day of service (or within thirty (30) days after the service is complete if the summons is not personally delivered to you within the State of New York). In the case of your failure to appear or answer, judgment will be taken against you by default for the relief demanded in the verified complaint.

Dated:            New York, New York
                  October 29, 1996


                                       BACHNER, TALLY, POLEVOY & MISHER LLP
                                       380  Madison  Avenue  New York,  New
                                       York 10017

                                                         - and -

                                       WACHTELL,  LIPTON,  ROSEN  & KATZ 51
                                       West 52nd Street New York,  New York
                                       10019

                                       Attorneys for Plaintiff
                                       Bankers Trust Company, as Trustee for
                                       the General Motors Hourly-Rate Employees
                                       Pension Trust, and as Trustee for the
                                       General Motors Retirement Program for
                                       Salaried Employes Trust


TO THE DEFENDANTS IDENTIFIED
  ON THE ATTACHED SCHEDULE


                             SCHEDULE OF DEFENDANTS


VISTA PROPERTIES, a California limited partnership
c/o Wexford Management LLC
411 West Putnam Avenue
Greenwich, Connecticut  06830

NORLANDER CONTRACTING CORPORATION
10-61 Jackson Avenue
Long Island City, New York  11101

ACTION GLASS CO., INC.
572 Albany Avenue
Brooklyn, New York  11203

NEW YORK CITY ENVIRONMENTAL CONTROL BOARD
59-17 Junction Boulevard
Corona, New York  11368-5107

THE PEOPLE OF THE STATE OF NEW YORK
120 Broadway
New York, New York  10271

THE CITY OF NEW YORK
c/o Corporation Counsel
100 Church Street
New York, New York 10007

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
----------------------------------------x
BANKERS TRUST COMPANY, as Trustee
for the General Motors Hourly-Rate
Employees Pension Trust, and as
Trustee for the General Motors
Retirement Program for Salaried
Employes Trust,
                                                           Index No. ________
                                   Plaintiff,

                  - against-
                                                           VERIFIED COMPLAINT

VISTA PROPERTIES, a California
limited partnership, NORLANDER
CONTRACTING CORPORATION, ACTION
GLASS CO., INC., NEW YORK CITY
ENVIRONMENTAL CONTROL BOARD, THE
PEOPLE OF THE STATE OF NEW YORK,
THE CITY OF NEW YORK, "JOHN DOE"
NOS. ONE TO ONE HUNDRED, "JOHN DOE
CORPORATION" NOS. ONE TO ONE
HUNDRED, AND "JOHN DOE COMPANY"
NOS. ONE TO ONE HUNDRED,

                                   Defendants.

The  Names  of the  "John  Doe"
Defendants Being Fictitious and
Unknown to Plaintiff, the Persons
and Entities Intended Being Those
Who May Be in Possession of, or May
Have Rights, Possessory Liens or
Other Interests in the Premises
Herein Described.
 ----------------------------------------x

                  Plaintiff Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust, and as Trustee for the General Motors Retirement Program for Salaried Employes Trust ("Plaintiff"), by its attorneys, Bachner, Tally, Polevoy & Misher LLP and Wachtell, Lipton, Rosen & Katz, as and for its Verified Complaint in this action, respectfully alleges:

                              NATURE OF THE ACTION

                  1. This is an action to foreclose a certain Purchase Money Wraparound Mortgage, dated as of January 4, 1984, from defendant Vista
Properties ("Vista") to Plaintiff (the "Mortgage"), on certain mortgaged property consisting of the ground lease covering certain land located at 250 Park Avenue, New York, New York, and certain improvements and other property, all as hereinafter described (the "Mortgaged Property"), given as collateral security for a purchase money mortgage note hereinafter described.

                                   THE PARTIES

                  2. Plaintiff is and, at all relevant times hereinafter mentioned, was a New York banking corporation having an office at 280 Park Avenue, New York, New York 10017, and, in its capacity as Trustee for the General Motors Hourly-Rate Employees Pension Trust and for the General Motors Retirement Program for Salaried Employes Trust (and not in its individual capacity) and is the lawful owner of the Mortgage being foreclosed herein and the mortgage note secured thereby.

                  3. Upon information and belief, defendant Vista is and, at all relevant times hereinafter mentioned, was a California limited partnership having an office at 411 West Putnam Avenue, Greenwich, Connecticut 06830, the mortgagor under the Mortgage and the owner of the Mortgaged Property.

                  4. Upon information and belief, defendant Norlander Contracting Corporation is and, at all relevant times hereinafter mentioned, was a New York corporation having an address at 10-61 Jackson Avenue, Long Island City, New York 11101, and allegedly is the holder of a mechanic's lien in the amount of $4,423.20 encumbering the Mortgaged Property, which mechanic's lien is subject and subordinate to the Mortgage.

                  5. Upon information and belief, defendant Action Glass Co., Inc. is and, at all relevant times hereinafter mentioned, was a New York corporation having an office at 572 Albany Avenue, Brooklyn, New York 11203, and allegedly is the holder of a mechanic's lien in the amount of $5,000.00 encumbering the Mortgaged Property, which mechanic's lien is subject and subordinate to the Mortgage.

                  6. Defendant New York City Environmental Control Board, an agency of the City of New York, assesses and collects fines and obtains judgments thereon, based on environmental code violations within the City of New York, and is made a party defendant in this action to bar it from any right, title or interest it may have, or may claim to have, by virtue of an Environmental Control Board Judgment docketed October 1988 as violation number 056-990-744, in the amount of $300.00, which was filed against the Mortgage Property and is subject and subordinate to the Mortgage.

                  7. Defendant The People of the State of New York, inter alia, assesses and collects taxes and is made a party defendant in this action to bar it from any right, title or interest it has, or may claim to have, in the Mortgaged Property or any part thereof for any unpaid New York State franchise, business, estate, gift or transfer taxes or such other charges as may constitute a lien against the Mortgaged Property, to the extent such lien is subject and subordinate to the Mortgage.

                  8. Defendant The City of New York, a municipal corporation, inter alia, assesses and collects taxes and is made a party defendant in this action to bar it from any right, title or interest it may have, or may claim to have, in the Mortgaged Property for any unpaid New York City franchise or business taxes or such other charges as may constitute a lien against the Mortgaged Property, to the extent such lien is subject and subordinate to the Mortgage.

                  9. Upon information and belief, the "John Doe" defendants constitute those persons and/or entities having an interest or right in, or lien upon, or who may be in possession of, the Mortgaged Property, the right, title, interest or possession of said defendants being subsequent, subject and/or subordinate to the lien of the Mortgage being foreclosed herein.

                             THE MORTGAGE DOCUMENTS

                  10. On or about January 4, 1984, Vista, for the purpose of evidencing a principal indebtedness in the amount of $90,160,000, together with interest thereon, duly executed, acknowledged and delivered to Plaintiff a certain Purchase Money Mortgage Note, dated January 4, 1984 (the "Note"), wherein and whereby Vista was bound and promised to pay to Plaintiff the principal sum of $90,160,000, with interest thereon at the rate described herein.

                  11. On or about January 4, 1984, Vista, for the purpose of securing payment of the indebtedness evidenced by the Note, executed, acknowledged and delivered to Plaintiff the Mortgage, wherein and whereby Vista, as mortgagor, mortgaged to Plaintiff, as mortgagee, the Mortgaged Property, all as more fully described in Exhibit A annexed hereto and made a part hereof, Vista then being the owner of the Mortgaged Property. The Mortgage was duly recorded in the Office of the Register of the City of New York, County of New York (the "Register's Office"), on January 10, 1984 in Reel 753, Page 555, and the mortgage recording tax was then and there duly paid.

                  12. The Mortgage constitutes a mortgage lien on, and security interest in, the Mortgaged Property, and a collateral assignment of all leases, subleases, tenancies, sub tenancies and other agreements affecting the use or occupancy of the Mortgaged Property, including, without limitation, cash or securities deposited under such leases, subleases, tenancies, sub tenancies and other agreements to secure performance by the tenants thereunder.

                  13. The Mortgage also constitutes a security agreement within the meaning of the Uniform Commercial Code of New York with respect to Vista's interest in any personal property covered by the Mortgage, which security interest is further evidenced and perfected by the due filing of UCC-1 financing statements and UCC-3 continuation statements in the Register's Office and with the Secretary of State of the State of New York.

                  14.      The Mortgage provides, inter alia, that:

                            (a) the  failure  to pay  any  "Interest"  or  other
"Obligations" due under the Note (as such terms are respectively defined in the Note), when and as the same shall become due and payable, and the continuation of such default for a period of ten days after written notice to the mortgagor, constitutes an "Event of Default" (as such term is defined in the Mortgage) under the Mortgage;

                            (b) if an Event of Default under the Mortgage  shall
occur and be continuing, the mortgagee may (i) by written notice given to the mortgagor, declare the entire principal of the Note then outstanding and all accrued and unpaid interest and other charges due thereon to be due and payable immediately, (ii) institute proceedings for the foreclosure of the Mortgage, and
(iii) enter into and upon the Mortgaged Property and exclude the mortgagor therefrom, and collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property, either personally or by receivers;

                            (c) in an action for  foreclosure  of the  Mortgage,
the mortgagee is entitled to the appointment of a receiver; and

                            (d) the  mortgagee  is  entitled,  in an action  for
foreclosure, to the costs and expenses of the action, including attorneys' fees.

                              FIRST CAUSE OF ACTION

                  15. Plaintiff repeats and realleges each and every allegation contained in paragraphs 1 through 14 hereof with the same force and effect as if fully set forth herein.

The Event of Default

                  16. Paragraph 17(a) of the Mortgage provides that, prior to January 4, 1999, the failure by the mortgagor to pay any Interest on the Note or any other charges due under the Note or the Mortgage will not constitute a default or Event of Default under the Note or the Mortgage, provided (i) all Annual Net Cash Flow (as defined in the Mortgage) of the Mortgaged Property is paid on account of Interest on the Note, and (ii) the mortgagor is at no time in arrears in the payment of all sums owing under the Note by more than an amount equal to the aggregate debt service required to be paid under the Note for the immediately preceding eighty-four (84) month period.

                  17. As of October 1, 1996, the aggregate debt service required to be paid under the Note for the eighty-four (84) month period commencing October 1, 1989 and ending September 30, 1996 was $104,134,800.00.

                  18. As of October 1, 1996, Vista was in arrears in the payment of sums owing under the Note by an amount equal to $104,881,948.96; accordingly, as of October 1, 1996, Vista was obligated to pay Interest on the Note for the immediately preceding calendar month at the rate set forth in the Note.

                  19. Vista is in default under the Note and the Mortgage in that it failed to pay when due the entire amount of Interest ($1,409,279.00) accrued on the Note during the month of September 1996 and due and payable under the Note on October 1, 1996.

                  20. By letter dated October 2, 1996 (the "Default Notice"), Plaintiff notified Vista of the payment default described in paragraph 19 above and of Vista's right to cure the default within ten days after written notice thereof.

                  21. Notwithstanding the notice and opportunity to cure as aforesaid, Vista has failed to pay the entire amount of Interest accrued under the Note which was due and payable on October 1, 1996.

The Acceleration

                  22. By letter dated October 16, 1996, Plaintiff notified Vista
(a) that, by reason of the occurrence of the payment default specified in the Default Notice and the continuation of such default beyond the applicable ten-day grace period, an Event of Default had occurred under Paragraph 15(a)(i) of the Mortgage, and (b) that, in accordance with Paragraph 16(a)(i) of the Mortgage, Plaintiff was thereby declaring the entire principal sum due under the Note and all accrued and unpaid Interest and other charges due thereon and all other indebtedness thereunder to be due and payable immediately.

                  23. There is now justly due and payable to Plaintiff the principal sum of $90,160,000.00, accrued and unpaid interest through September 30, 1996 in the sum of $104,881,948.96, together with interest accrued thereafter and all other indebtedness due thereunder, no part of any of which has been paid by Vista or anyone claiming under Vista, although duly demanded.

                  24. In order to protect its security, Plaintiff may, during the pendency of this action, advance monies or pay taxes, assessments, water and/or sewer charges, insurance premiums, utility bills and other charges affecting the Mortgaged Property, including amounts which may be due for labor and materials furnished thereto, and improvements made thereon; pursuant to the Mortgage, any such sums advanced by Plaintiff shall be added, with interest at the rate provided in the Note, to the indebtedness secured by the Mortgage and adjudged a valid lien on the Mortgaged Property.

                  25. No other action or proceeding has been commenced or maintained or is now pending at law or otherwise for the foreclosure of the Mortgage or for the recovery of the sums secured by the Mortgage or any part thereof.

                  26. Upon information and belief, each of the above named defendants is joined herein inasmuch as such defendant has, or may have, or claims to have or may claim to have, rights and/or interests in the Mortgaged Property or some part thereof, together with all improvements, fixtures and personalty located therein, which interest or lien, if any, has accrued subsequent to or is otherwise subordinate to the lien of the Mortgage.

                  27. Upon information and belief, no persons or entities other than those described herein have, may have or claim to have any claim, interest in or lien upon the Mortgaged Property which has accrued subsequent to Plaintiff's interest in and lien upon the Mortgaged Property and is subject and subordinate to the lien of the Mortgage.

                  28. Notwithstanding any other allegation of this complaint to the contrary, The City of New York is made a party defendant herein solely for the purpose of foreclosing those liens, if any, against the Mortgaged Property which accrued, or may accrue, subsequent to the lien of the Mortgage by virtue of unpaid liens and possible general corporation or New York City franchise or business taxes which are or may be due, or may become due, to The City of New York from any owner of record of the Mortgaged Property.

                  29. Notwithstanding any other allegation of this complaint to the contrary, the People of the State of New York is made a party defendant herein solely for the purpose of foreclosing those liens, if any, against the Mortgaged Property which accrued, or may accrue, subsequent to the lien of the Mortgage by virtue of possible unpaid corporation or franchise, business, estate or gift taxes or license fees which are or may be due, or may become due, to the People of the State of New York from any owner of record of the Mortgaged Property.

                  30. Notwithstanding any other allegation of this complaint to the contrary, the New York City Environmental Control Board is made a party defendant herein solely for the purpose of foreclosing those liens, if any, against the Mortgaged Property which accrued, or may accrue, subsequent to the lien of the Mortgage by virtue of possible unpaid environmental judgments or liens or assessments as aforesaid which are or may be due, or may become due, to the New York City Environmental Control Board from any owner of record of the Mortgaged Property.

                  WHEREFORE, Plaintiff demands judgment that:

                            A.  Defendants,  or any of  them,  and  all  persons
claiming by, through or under all or any of them, and every person or entity whose right, title, conveyance or encumbrance is recorded subsequent to the commencement of this action and the filing of the notice of pendency of this action be forever barred and foreclosed of and from all right, title, estate, interest, claim, lien and equity of redemption in and to the Mortgaged Property, including, without limitation, the buildings, improvements, fixtures, machinery, equipment and other articles of personalty, and any other rights and interests upon which the Mortgage is a lien or which are attached to or used in connection with the Mortgaged Property;

                            B. The amount due to  Plaintiff  on the Note and the
Mortgage be adjudged;

                            C. The moneys arising from the sale of the Mortgaged
Property be brought into Court;

                            D.  Plaintiff  be paid the amounts due upon the Note
and the Mortgage, including, without limitation, Interest accrued and accruing on the Note to the time of such payment, prepayment fees, the expenses of the sale, costs, expenses, allowances and disbursements of this action, Plaintiff's reasonable attorneys' fees, late fees and other charges as provided in the Mortgage, together with any sums paid or advanced by Plaintiff to protect its lien on the Mortgaged Property, any taxes, assessments, water charges, sewer rents, insurance premiums, repairs to the Mortgaged Property and all other charges, interest and penalties on the Mortgaged Property, with interest upon said amounts from the dates of the respective payments and advances thereof, so far as the amounts of such monies properly applicable thereto will pay the same;

                            E. The  Mortgaged  Property  be  decreed to be sold,
according to law, in "as is" physical order and condition subject to the following: (a) any state of facts that an inspection of the Mortgaged Property would disclose; (b) any state of facts that an accurate survey of the Mortgaged Property would show; (c) the rights and interests of those defendants named herein whose rights and interests Plaintiff elects not to foreclose; (d) covenants, restrictions, easements reservations and public utility agreements of record, if any; (e) building and zoning ordinances of the municipality in which the Mortgaged Property is located and possible violations of same; (f) any rights of tenants of the Mortgaged Property, as tenants only; (g) any equity of redemption of the United States of America to redeem the Mortgaged Property within 120 days from the date of sale; and (h) prior lien(s) of record, if any, including, without limitation, any liens for unpaid taxes, assessments and water rates with interest and penalties accrued;

                            F. The  Mortgaged  Property  be  decreed to be sold,
according to law, in one or more parcels until the entire amount owed to Plaintiff under the Note and the Mortgage is paid in full;

                            G. The referee (or other  officer)  making such sale
be directed to pay from the proceeds of the Mortgaged Property sold all taxes, assessments, and water rates which are liens on such property;

                            H. This Court  forthwith  appoint a receiver  of the
Mortgaged Property, and of the earnings, revenues, rents, issues, profits and income therefrom, with the usual powers and duties, during the pendency of this action;

                            I.  In  the  event  Plaintiff  possesses  any  other
lien(s) against the Mortgaged Property, either by way of judgment, mortgage or otherwise, Plaintiff requests that such other lien(s) not be merged in Plaintiff's cause of action set forth in this Verified Complaint, but that Plaintiff shall be permitted to enforce such other lien(s) and/or seek determination of the priority thereof in one or more independent actions or proceedings, including, without limitation, any surplus money proceedings; and

                            J.  Plaintiff  be  granted  such  other and  further
relief as may be just, proper and equitable in the premises, together with the costs, disbursements and allowances in this action.

Dated:            New York, New York
                  October 29, 1996


                                       BACHNER, TALLY, POLEVOY & MISHER LLP
                                       380  Madison  Avenue  New York,  New
                                       York 10017

                                                         -and-

                                       WACHTELL,  LIPTON,  ROSEN  & KATZ 51
                                       West 52nd Street New York,  New York
                                       10019

                                       Attorneys for Plaintiff
                                       Bankers Trust Company, as Trustee for
                                       the General Motors Hourly-Rate Employees
                                       Pension Trust, and as Trustee for the
                                       General Motors Retirement Program for
                                       Salaried Employes Trust

                                    EXHIBIT A

                        Description of Mortgaged Property

                  (a) All of the mortgagor's right, title and interest, as lessee, in and to the leasehold estate created under that certain Agreement of Lease, dated as of April 1, 1961, between Febe Associates and 250 Park Avenue Corporation, recorded on May 19, 1961 in the Register's Office in Liber 5150, Page 371 (such Agreement of Lease, as the same has heretofore been amended, being referred to hereinafter as the "Ground Lease"), under which Ground Lease Plaintiff is the successor lessor and Vista is the successor lessee, covering certain land (the "Land") located in the City, County and State of New York (Tax Map Section 5, Block 1282, Lot 34) and more particularly described in Schedule A-1 annexed hereto, and the appurtenances, easements and other rights benefitting the Land, as more particularly described in the Ground Lease;

                  (b) Any and all other, further or additional estates, rights, title or interests which may at any time be acquired by the mortgagor by reason of amendments, modifications, supplements, extensions and renewals of the Ground Lease;

                  (c) All of the mortgagor's right, title and interest in and to all the buildings, structures and other improvements, including the building fixtures therein (the "Improvements"), now or hereafter located on the Land, including, without limitation, the walks, ways, signs and utilities now or hereafter located on the Land;

                  (d) All of the mortgagor's right, title and interest in, to and under a certain Land Option Agreement, dated as of January 4, 1984, between Plaintiff, as optionor, and Vista, as optionee, with respect to the Land; and

                  (e) All right, title and interest of the mortgagor in and to all machinery, apparatus, equipment, fittings, fixtures, furniture, furnishings and articles of personal property of every kind and nature whatsoever owned by the mortgagor and now or hereafter attached or affixed to the Improvements and used or usable in connection with the use or maintenance of the Improvements or the mortgagor's interest in the Land;

                  (f) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards with respect thereto;

                  (g) All leases, subleases, tenancies, sub tenancies and other agreements affecting the use or occupancy of all or a portion of the real property described in clauses (a), (b) and (c) above, now or hereafter entered into, including, without limitation, all of the mortgagor's interest in any Occupancy Lease (as defined in the Mortgage), including, without limitation, cash or securities deposited thereunder to secure performances by the tenants thereunder of their obligations thereunder, and including further the right, upon the happening of an Event of Default (as defined in the Mortgage) under the Mortgage, to receive and collect the rent under any and all Occupancy Leases;

                  (h) All tight, title and interest of the mortgagor in and to all the tenements, hereditaments, easements, rights, privileges, servitudes, licenses and appurtenances of the real property described in clauses (a), (b) and (c) above at any time belonging to or in any way appertaining thereto; and

                  (i) All estate, right, title, claim or demand whatsoever of the mortgagor, either in law or in equity, in possession or expectancy, in and to the real and personal property described in clauses (a)-(h) above or any part thereof, whether now owned or hereafter acquired.

                                  SCHEDULE A-1

                            Legal Description of Land

All that parcel of land, in the Borough of Manhattan, City and State of New York, hereinafter described:

BEGINNING at the corner formed by the intersection of the northerly line of 46th Street with the westerly line of Park Avenue;

RUNNING THENCE westerly along the northerly line of 46th Street, one hundred twenty-four (124) feet, four (4) inches more or less to the easterly line of Vanderbilt Avenue;

THENCE northerly along said easterly line of Vanderbilt Avenue two hundred (200) feet ten (10) inches more or less to the southerly line of 47th Street;

THENCE easterly along the southerly line of 47th Street one hundred  twenty-four
(124) feet,  four (4) inches more or less to the  westerly  line of Park Avenue;
and

THENCE southerly along the westerly line of Park Avenue two hundred (200) feet ten (10) inches more or less to the point or place of BEGINNING.

Excepting, however, from the parcel of land above described, all that portion thereof lying below a horizontal plane drawn at elevation 52.75 feet, and intersecting the northerly, southerly, easterly and westerly bounds of the parcels of land above described, together with all subsurface rights in and to 46th Street, 47th Street, Park Avenue and Vanderbilt Avenue, in the Borough of Manhattan, City of New York.

The elevation above referred to has reference to the datum plane of The New York Central Railroad Company, which takes for its elevation 0 feet 00 inches mean high water mark of the East River, at the foot of East 26th Street, in the Borough of Manhattan, City of New York, as in effect on June 1, 1905.

                                  VERIFICATION

COMMONWEALTH OF MASSACHUSETTS                        )
                                                     )        ss.:
COUNTY OF SUFFOLK                                    )

                  MARK A. ALBERTSON, being duly sworn, deposes and says:

                  1. I am a Director of Aldrich, Eastman & Waltch, L.P., the attorney-in-fact for Bankers Trust Company, as Trustee for the General Motors Hourly-Rate Employees Pension Trust, and as Trustee for the General Motors Retirement Program for Salaried Employes Trust, the plaintiff in the within action.

                  2. I have read the within complaint and know the contents thereof and same are true to the best of my knowledge. As to those matters alleged on information and belief, I believe them to be true to the best of my knowledge. The grounds of my belief as to matters not stated upon my knowledge are the books and records of the plaintiff.
                                                         /s/ Mark A. Albertson
                                                         ---------------------
                                                         MARK A. ALBERTSON
Sworn to before me this
29th day of October, 1996.
/s/______________________
Notary Public

                                    ORIGINAL
-----------------------------------------------------------------
_____ Affirmation

                                    in  the  within  action;  I  have  read  the
                  foregoing and know the contents thereof; the same is true to my own knowledge, except as for the matters therein stated to be alleged on information and belief, and as to those matters I believe it to be true. The reason this verification is made by me and not by ____


                  The ground of my belief as to all matters not stated upon my own knowledge are as follows:

I affirm that the foregoing statement are true, under the penalties of perjury.
Dated:
                                                _______________________________
                                                The name signed must be printed
                                                underneath
STATE OF                   COUNTY OF                                   ss.:
___ Individual Verification

___ Corporate Verification
         I,                                 being duly sworn, depose
         and say: I am the                     in the within action;

         I have read the foregoing and know the contents thereof; the same is true to my own knowledge, except as to the matters therein stated to be alleged on information and belief, and as to those matters, I believe it to be true.

         the                           of
         a                                            corporation and a party in
         the within action; I have read the foregoing
                 and know the contents thereof; and the same is true to my own knowledge, except as to the matters therein stated to be alleged upon information and belief, and as to those matters I believe it to be true. This verification is made by me because the above party is a corporation and I am an officer thereof. The grounds of my belief as to all matters not stated upon my own knowledge are as follows:

Sworn to before me on                              19__  _______________________
                                                         The name signed must be
                                                         printed beneath

STATE OF                COUNTY OF         ss.:   (If both boxes are checked -
                                                 indicate after names, type of
                                                 service used.)

I,                          being sworn say:  I am not a party to
the action, am over 18 years of age and reside at
On                19__  I served the within

___ Service
By Mail by depositing a true copy thereof enclosed in a post-paid wrapper, in an official depository under the exclusive care and custody of the U.S. Postal Service within this State, addressed to each of the following persons at the last known address set forth after each name.
___ Personal
Service on Individual
                                   by delivering a true copy thereof personally to each person named below at the address indicated. I knew each person served to be the person mentioned and described in said papers as a party therein.


Sworn to before me on                           19__     ______________________
                                                         The name signed must be
                                                         printed beneath

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

BANKERS TRUST COMPANY, as Trustee for the General Motors Hourly-
Rate Employees Pension Trust and as Trustee for the General
Motors Retirement Program for Salaried Employes Trust,

                                                                  Plaintiff,

                                    - against -

VISTA PROPERTIES, a California limited partnership, NORLANDER
CONTRACTING CORPORATION, ACTION GLASS CO., INC., NEW YORK CITY
ENVIRONMENTAL CONTROL BOARD, THE PEOPLE OF THE STATE OF NEW YORK,
THE CITY OF NEW YORK, "JOHN DOE" NOS. ONE TO ONE HUNDRED, "JOHN
DOE CORPORATION" NOS. ONE TO ONE HUNDRED, AND "JOHN DOE COMPANY"
NOS. ONE TO ONE HUNDRED,
                                                              Defendants.



                         SUMMONS AND VERIFIED COMPLAINT

                      BACHNER, TALLY, POLEVOY & MISHER LLP
                               380 Madison Avenue
                            New York, New York 10017

                                 (212) 687-7000

                                       AND

                         WACHTELL, LIPTON, ROSEN & KATZ
                               51 West 52nd Street
                            New York, New York 10019
                                 (212) 403-1000

                             ATTORNEYS FOR PLAINTIFF

To                                            Service of a copy of the within is
                                              hereby admitted

                                              Dated_______________ 19__

Attorney(s) for                               __________________________________

                                                                  EXHIBIT 10(ww)

                                                     At  IAS   Part  32  of  the
                                                     Supreme  Court of the State
                                                     of New  York,  held  in and
                                                     for the County of New York,
                                                     at   the   Courthouse,   60
                                                     Centre  Street,  New  York,
                                                     New York, on Nov. 7, 1996

P R E S E N T:

         HON.

                  Justice.

-------------------------------------x
BANKERS TRUST COMPANY, as Trustee
for the General Motors Hourly-Rate
Employees Pension Trust, and as
Trustee for the General Motors
Retirement Program for Salaried
Employes Trust,

                                                             Index No. 605459/96
                                    Plaintiff,

                  - against -

VISTA PROPERTIES, a California                               ORDER APPOINTING
limited partnership NORLANDER                                RECEIVER
CONTRACTING CORPORATION, ACTION
GLASS CO., INC., NEW YORK CITY
ENVIRONMENTAL CONTROL BOARD, THE
PEOPLE OF THE STATE OF NEW YORK,
THE CITY OF NEW YORK, "JOHN DOE"
NOS. ONE TO ONE HUNDRED, "JOHN DOE
CORPORATION" NOS. ONE TO ONE
HUNDRED, AND "JOHN DOE COMPANY"
NOS. ONE TO ONE HUNDRED,

                                    Defendants.

The  Names  of the  "John  Doe"
Defendants Being Fictitious and
Unknown to Plaintiff, the Persons
and Entities Intended Being Those
Who May Be in Possession of, or May
Have Rights,  Possessory  Liens or
Other Interests in the Premises
Herein Described.
-------------------------------------x

                  Upon the summons, the verified complaint and the notice of pendency of this action, all filed in the office of the Clerk of the County of New York on October 31, 1996, and upon the annexed affidavit of Mark A. Albertson, sworn to on October 29, 1996, with exhibits thereto, and it appearing to the satisfaction of this Court: that this action was brought to foreclose a mortgage upon certain property hereinafter more particularly described, situate in New York County; that in and by said mortgage it was covenanted and agreed by the mortgagor that upon the occurrence of any event of default as specified therein the mortgagee is entitled to the appointment of a receiver or receivers of said mortgaged property and of all the earnings, revenues, rents, issues, profits and income thereof; that said mortgage further contains an assignment to the mortgagee of all leases, sub-leases, tenancies, sub tenancies and other agreements affecting use and occupancy of all or a portion of the mortgaged property and of all of the tenants' obligations thereunder; that the balance due and unpaid on said mortgage is the principal sum of $90,160,000.00, together with accrued and unpaid interest thereon through September 30, 1996 in the sum of $104,881,948.96, and other fees and indebtedness due thereunder; that events of default have occurred and are continuing under said mortgage; that the mortgaged property is insufficient and inadequate security for the amount due upon said mortgage; and that the appointment of a receiver of the rents, income and profits of the mortgaged property is necessary for the protection of Plaintiff;

                  NOW, on the motion of Bachner, Tally, Polevoy & Misher LLP and Wachtell, Lipton, Rosen & Katz, attorneys for Plaintiff, it is

                  ORDERED, that Darrell Paster, of Farrer Paster & Enriquez, 270 Madison Avenue, New York, New York 10016, be and hereby is appointed, with the usual powers and directions, receiver (the "Receiver") for the benefit of Plaintiff of all the earnings, revenues, rents, issues, profits and income now due or unpaid or to become due during the pendency of this action and issuing out of the mortgaged property herein (the "Property") consisting of the ground lease covering certain land located at 250 Park Avenue, New York, New York (Tax Map Section 5, Block 1282, Lot 34), and certain improvements and other property, all as more particularly described in "Exhibit A" annexed hereto; and it is further

                  ORDERED, that before entering upon his duties, the Receiver execute to the People of the State of New York, and file with the Clerk of this Court, an undertaking in the amount of $5,775,000.00, conditioned for the faithful performance of his duties as Receiver; and it is further

                  ORDERED, that the Receiver, prior to entering upon his duties, execute and file an oath that he will faithfully and fairly discharge the trust committed to him necessary to fulfill his duties as receiver; and it is further

                  ORDERED, that the Receiver be and hereby is empowered and directed to demand, collect and receive from the tenants and subtenants in possession of the Property or any portions thereof, or other persons liable therefor, all the rents, use and occupancy thereof now due and unpaid or hereafter to become due during the pendency of this action; and it is further

                  ORDERED, that the Receiver be and hereby is authorized to hire and retain an entity or person to be agreed upon with the Plaintiff to act as managing agent to operate the Property on the Receiver's behalf, said managing agent to be compensated for the fair and reasonable value of the managing agent's services solely out of the rents and profits of the Property; and it is further

                  ORDERED, that the Receiver be and hereby is authorized to institute, prosecute and settle all legal proceedings necessary for the proper care and protection of the Property or to recover possession of the whole , or any part thereof, and to institute, prosecute and settle suits for the collection of rents now due or hereafter to become due, and summary proceedings for the removal of any tenant or tenants or subtenants or other persons therefrom, subject to provisions of the rent control or rent stabilization laws, where applicable, or to enforce this order, but not to employ counsel therefor except pursuant to further order of this Court or upon consent of Plaintiff; and it is further

                  ORDERED, that the Receiver be and hereby is directed, after paying the expenses of the management and care of the Property as provided herein, to retain the moneys which may come into his hands by virtue of the receivership, to be held until the further order of the Court.

                  ORDERED, the Receiver promptly deposit all moneys received by him at the time he receives the same into a separate interest-bearing account at Citibank, 399 Park Avenue, New York, New York, (the "Depository"), such account to be in his name, as Receiver, showing the name of the instant case; the Depository shall furnish monthly statements of deposits into and withdrawals from, said account, to the Receiver and also to Plaintiff's attorneys; and no funds shall be withdrawn from said account except by order of this Court or by draft or check signed by the Receiver and countersigned by the surety on his undertaking; and it is further

                  ORDERED, that the Receiver be and hereby is authorized to keep the Property insured against loss or damage by fire; to pay any taxes, assessments and water rates and sewer rents upon the Property now due or hereafter and during the pendency of this action to become due; to comply with all requirements of any municipal department or other authority of The City of New York; and to procure such liability insurance as may be necessary; and it is further

                  ORDERED, that defendants, their agents, officers, employees, representatives, servants and attorneys, and each and every one of them, turn over to the Receiver all rents, income and profits of the Property currently in their possession that have been derived from the Property subsequent to the appointment of the Receiver; and it is further

                  ORDERED, that the Receiver be and hereby is authorized to (i) take all necessary steps to preserve the Plaintiff's collateral; and (ii) use, manage, control, maintain, repair, restore and otherwise operate every part of the Property and to expend such sums as may be necessary therefor out of the proceeds of his collections from the Property; provided, however, that such expenses for capital improvements are not to exceed $5,000 for each such item of capital improvement with respect to the Property without further authorization of this Court or prior written consent of Plaintiff, and after making payment of or provision for the foregoing amounts under clauses (i) and (ii) and such other amounts as provided in this Order or as directed by this Court, to pay to Plaintiff, from collections from the Property, rental payments due under the Ground Lease and interest accrued on the Note in accordance with its terms during the pendency of this foreclosure action; and it is further

                  ORDERED, that the Receiver be and hereby is authorized from time to time, to rent or lease for a term not exceeding five years any part of the Property at prevailing market rates for like space subject to Plaintiff's approval; and it is further

                  ORDERED, that the tenants or subtenants in possession of the Property or such other persons as may be in possession thereof, be and they are hereby directed to attorn to the Receiver, and until the further order of this Court, to pay over to the Receiver all rents, use and occupancy of the Property now due and unpaid or that may hereafter become due, and that all tenants and subtenants of the Property and other persons liable for the rents, use and occupancy be and they hereby are enjoined and restrained from paying any rent or use and occupancy for the Property to defendants or their respective agents, officers, employees, representatives, servants or attorneys; and it is further

                  ORDERED, that defendants, their respective agents, officers, employees representatives, servants, attorneys and each and every one of them, be and they hereby are enjoined and restrained from modifying or reducing the rents of or derived from the Property, or Plaintiff's security interest therein, from collecting the rents of or derived from the Property or any part thereof and from interfering in any manner with the Property, or any part thereof, the collection of rents by the Receiver, or possession thereof or the performance of the Receiver's duties hereunder; and that defendants and their respective agents, officers, employees, representatives, servants and attorneys forthwith turn over and make available to the Receiver all books, records, escrows, leases, subleases, ledgers, statements, rent rolls, accounts, keys,, security deposits, contracts with vendors and suppliers, outstanding invoices and bills, paid invoices and bills and other contracts, agreements, documents or materials necessary for the Receiver to comply with his duties and obligations hereunder; and it is further

                  ORDERED, that the Receiver, or any party hereto, may at any time, upon proper and sufficient notice to all parties who may have appeared in this action, apply to this Court for further or other instructions or additional powers whenever such instructions or additional powers shall be deemed necessary to enable the Receiver to perform properly and legally the duties of his office as Receiver; and it is further

                  ORDERED,  that the Receiver appointed herein shall comply with section 36.3 of the Rules of the Chief Judge by filing OCA form 830.1 with the Office of Court Administration. Any subsequent affidavit or affirmation of service submitted to this Court must contain a statement indicating such compliance and be accompanied by properly completed OCA form 830 and the information attached thereto; and it is further

                  ORDERED, that the Receiver register with any Municipal Department as provided by applicable law and expend rents and income and profits as described in subdivision two of Real Property Actions and Proceedings Law ("RFAPL"), Section 1325, except that a priority shall be given to the correction of immediately hazardous and hazardous violations of housing maintenance law within the time set by orders of any municipal department, or, if not practicable, seek a postponement of the time for compliance; and it is further

                  ORDERED,   that  the   appointee   comply   with  the  annexed
informational sheet.

                                                  ENTER:

                                                 /s/      ______________________
                                                                   J.S.C.